PRET 2025-RPL1 Trust ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”), through acquisition on December 18, 2015 of JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMCD referred to collectively as “AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by an affiliate of Pretium Residential Credit Management, LLC (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted on loans with origination dates from August 1990 through February 2024 via files imaged and provided by the Client or its designee for review.

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(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”	2,265 mortgage loans
▪	“Credit Review”	229 mortgage loans
▪	“Leases Review”	3 mortgage loans
▪	“Small Balance Commercial”	1 mortgage loan
▪	“Valuation Review”	229 mortgage loans
▪	“Modification Review”	1,534 mortgage loans
▪	“Collection Comment Review”	1,077 mortgage loans
▪	“Payment History Review”	335 mortgage loans
▪	“Tax and Title Review”	2,187 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed the origination of the related assets to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section and (iv) included the borrower’s employment history

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered date required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

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Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When a DU/LP form is provided, AMC (i) confirmed and captured recommendations and (ii) verified that (a) red flags listed on the DU/LP were addressed by the underwriter, (b) listed credit conditions were cleared by the underwriter, and (c) the final DU/LP in the file contained data that matched the data gathered from documents in the file. All mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and the AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

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Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

LEASES SCOPE (3 Mortgage Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

SBCRE SCOPE (1 Mortgage Loan)

Each loan was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

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▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was provided to AMC or if it was not provided that another valuation product was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);

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c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

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(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

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e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization, individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the mortgage loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file, the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets; (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (XII) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation or within 60 days of discovery; and

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vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions and that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

●	Loan Estimates;
●	Closing Disclosures; and
●	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology

Modification Review: AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history random sample population.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY (2,265 Mortgage Loans)

Under the DBRS applicable grading criteria, 263 mortgage loans (11.61%) are retaining rating agency grades of “C” or “D” and 1,709 mortgage loans (75.45%) retaining a grade of “B”. The remaining 293 mortgage loans (12.94%) are rating agency grade “A” with no exceptions noted. Under the Fitch applicable grading criteria, 269 mortgage loans (11.87%) are retaining rating agency grades of “C” or “D” and 1,703 mortgage loans (75.19%) retaining a grade of “B”. The remaining 293 mortgage loans (12.94%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

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AMC Consolidated (2,265 Mortgage Loans)

DBRS NRSRO Grade	Loan Count	% of Loans
A	293	12.94%
B	1,709	75.45%
C	45	1.99%
D	218	9.62%
Total	2,265	100.00%

Fitch NRSRO Grade	Loan Count	% of Loans
A	293	12.94%
B	1,703	75.19%
C	51	2.25%
D	218	9.62%
Total	2,265	100.00%

Clarity AMC Diligence, LLC (2,249 Mortgage Loans)

DBRS NRSRO Grade	Loan Count	% of Loans
A	289	12.85%
B	1,702	75.68%
C	44	1.96%
D	214	9.52%
Total	2,249	100.00%

Fitch NRSRO Grade	Loan Count	% of Loans
A	289	12.85%
B	1,696	75.41%
C	50	2.22%
D	214	9.52%
Total	2,249	100.00%

Tigre AMC Diligence, LLC (16 Mortgage Loans)

DBRS & Fitch NRSRO Grade	Loan Count	% of Loans
A	4	25.00%
B	7	43.75%
C	1	6.25%
D	4	25.00%
Total	16	100.00%

CREDIT REVIEW RESULTS SUMMARY (229 Mortgage Loans)

Of the 2,265 Compliance mortgage loans, 1 Small Balance Commercial loan and 3 Leases mortgage loans in the securitization population, 229 loans were reviewed with a full credit and property/valuation review. The following table reflects the 229 mortgage loans that were subject to a Credit review.

Under the applicable NRSRO grading criteria, 57 mortgage loans (24.89%) received an “A” Credit Review grade, 39 mortgage loans (17.03%) received a “B” Credit Review grade, 122 mortgage loans (53.28%) received a “C” Credit Review grade, and 11 mortgage loans (4.80%) received a “D” Credit Review grade.

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DBRS and Fitch Credit Grades
Credit Grade	Loan Count	% of Loans
A	57	24.89%
B	39	17.03%
C	122	53.28%
D	11	4.80%
Total	229	100.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY (229 Mortgage Loans)

Of the 2,265 Compliance mortgage loans, 1 Small Balance Commercial loan and 3 Leases mortgage loans in the securitization population, 229 loans were reviewed with a full credit and property/valuation review. The following table reflects the 229 mortgage loans that were subject to a Property review.

Under the applicable DBRS NRSRO grading criteria 198 mortgage loans (86.46%) had an Overall grade of “A”, 1 mortgage loan (0.44%) had an Overall grade of “B”, 8 mortgage loans (3.49%) loans had exceptions that generated an Overall grade of “C”, and 22 mortgage loans (9.61%) had an Overall grade of “D”. After all documents were presented, under the applicable Fitch NRSRO grading criteria 198 mortgage loans (86.46%) had an Overall grade of “A”, 6 mortgage loans (2.62%) had an Overall grade of “B”, 7 mortgage loans (3.06%) loans had exceptions that generated an Overall grade of “C”, and 18 mortgage loans (7.86%) had an Overall grade of “D”.

DBRS Property Grades
Property Grade	Loan Count	% of Loans
A	198	86.46%
B	1	0.44%
C	8	3.49%
D	22	9.61%
Total	229	100.00%

Fitch Property Grades
Property Grade	Loan Count	% of Loans
A	198	86.46%
B	6	2.62%
C	7	3.06%
D	18	7.86%
Total	229	100.00%

LEASES CREDIT REVIEW RESULTS SUMMARY (3 Mortgage Loans)

Of the mortgage loans in the securitization population, 3 loans were originated as a Lease and required a full credit review. The following table reflects the 3 mortgage loans that were subject to a Credit review.

Under the applicable NRSRO grading criteria, 1 mortgage loan (33.33%) received an “A” Credit Review Grade and 2 mortgage loans (66.67%) received a “C” Credit Review grade.

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DBRS & Fitch NRSRO Grade	Loan Count	% of Loans
A	1	33.33%
B	0	00.00%
C	2	66.67%
D	0	00.00%
Total	3	100.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY (3 Mortgage Loans)

Of the mortgage loans in the securitization population, 3 loans were originated as a Lease and required a property/valuation review. The following table reflects the 3 mortgage loans that were subject to a Property Review.

Under the applicable NRSRO grading criteria, all 3 mortgage loans (100.00%) received an “A” Property Review grade.

DBRS & Fitch NRSRO Grade	Loan Count	% of Loans
A	3	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	3	100.00%

REVIEW EXCEPTION SUMMARY (2,265 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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Clarity AMC Diligence, LLC (2,249 Mortgage Loans)

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	196
		Incomplete File	18
		Total Compliance Grade (D) Exceptions:	214
	C	ATR/QM Defect	74
		State Defect	11
		State HPML	2
		TRID Defect	2
		Compliance	1
		FHA	1
		FHA MIP	1
		Loan Package Documentation	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (C) Exceptions:	94
	B	RESPA	1,139
		Missing Application Date	988
		TILA	912
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	543
		Missing Non-Required Data	533
		Missing, Incorrect, or Incomplete GFE	421
		FACTA	318
		Missing, Incorrect, or Incomplete Final TIL	274
		LTV Test	258
		Loan Package Documentation	183
		Misc. State Level	155
		TRID Defect	140
		State Defect	117
		TIL-MDIA	117
		Missing Required Data	116
		Safe Act	112
		Missing Required Data (other than HUD-1 or Note)	79
		ECOA	49
		State Late Charge	47
		ATR/QM Defect	46
		Final TIL Estimated	33
		Federal HPML	32
		GSE	22
		Missing, Incorrect, or Incomplete Initial TIL	19
		Missing, Incorrect, or Incomplete HUD-1	17
		TRID	16
		Compliance	13
		Missing Disclosure	13
		State HPML	12
		FHA	9
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		TIL	6
		ATR/QM	1
		Flood	1
		Total Compliance Grade (B) Exceptions:	6,750
Total Compliance Exceptions:			7,058

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Credit	D	Property - Appraisal	211
		Missing Document	100
		Loan Package Documentation	5
		Total Credit Grade (D) Exceptions:	316
	C	Loan Package Documentation	764
		Insurance	173
		Legal / Regulatory / Compliance	105
		Missing Document	65
		Income / Employment	43
		Guideline	34
		Credit	29
		Disclosure	21
		Borrower and Mortgage Eligibility	19
		Title	19
		Asset	14
		Property - Appraisal	12
		Hazard Insurance	6
		Document Error	5
		Income	2
		1003	1
		Collateral	1
		Document Inventory	1
		Total Credit Grade (C) Exceptions:	1,314
	B	Loan Package Documentation	70
		Guideline	63
		Credit	13
		Income / Employment	10
		Property - Appraisal	9
		Title	7
		Insurance	4
		Missing Document	4
		1003	2
		Borrower and Mortgage Eligibility	2
		Asset	1
		Compliance	1
		Document Error	1
		Hazard Insurance	1
		Total Credit Grade (B) Exceptions:	188
Total Credit Exceptions:			1,818
Property	D	Property - Appraisal	22
		Total Property Grade (D) Exceptions:	22
	C	Property - Appraisal	6
		Appraisal Reconciliation	3
		Total Property Grade (C) Exceptions:	9
	B	Property - Appraisal	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			32
Grand Total:			8,908

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Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	196
		Incomplete File	18
		Total Compliance Grade (D) Exceptions:	214
	C	ATR/QM Defect	113
		State Defect	11
		State HPML	2
		TRID Defect	2
		Compliance	1
		FHA	1
		FHA MIP	1
		Loan Package Documentation	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (C) Exceptions:	133
	B	RESPA	1,139
		Missing Application Date	988
		TILA	912
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	543
		Missing Non-Required Data	533
		Missing, Incorrect, or Incomplete GFE	421
		FACTA	318
		Missing, Incorrect, or Incomplete Final TIL	274
		LTV Test	258
		Loan Package Documentation	183
		Misc. State Level	155
		TRID Defect	140
		State Defect	117
		TIL-MDIA	117
		Missing Required Data	116
		Safe Act	112
		Missing Required Data (other than HUD-1 or Note)	79
		ECOA	49
		State Late Charge	47
		Final TIL Estimated	33
		Federal HPML	32
		GSE	22
		Missing, Incorrect, or Incomplete Initial TIL	19
		Missing, Incorrect, or Incomplete HUD-1	17
		TRID	16
		Compliance	13
		Missing Disclosure	13
		State HPML	12
		FHA	9
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		ATR/QM Defect	7
		TIL	6
		ATR/QM	1
		Flood	1
		Total Compliance Grade (B) Exceptions:	6,711
Total Compliance Exceptions:			7,058

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Credit	D	Property - Appraisal	211
		Missing Document	100
		Loan Package Documentation	5
		Total Credit Grade (D) Exceptions:	316
	C	Loan Package Documentation	764
		Insurance	173
		Legal / Regulatory / Compliance	105
		Missing Document	65
		Income / Employment	43
		Guideline	34
		Credit	29
		Disclosure	21
		Borrower and Mortgage Eligibility	19
		Title	19
		Asset	14
		Property - Appraisal	12
		Hazard Insurance	6
		Document Error	5
		Income	2
		1003	1
		Collateral	1
		Document Inventory	1
		Total Credit Grade (C) Exceptions:	1,314
	B	Loan Package Documentation	70
		Guideline	63
		Credit	13
		Income / Employment	10
		Property - Appraisal	9
		Title	7
		Insurance	4
		Missing Document	4
		1003	2
		Borrower and Mortgage Eligibility	2
		Asset	1
		Compliance	1
		Document Error	1
		Hazard Insurance	1
		Total Credit Grade (B) Exceptions:	188
Total Credit Exceptions:			1,818
Property	D	Property - Appraisal	18
		Total Property Grade (D) Exceptions:	18
	C	Property - Appraisal	6
		Appraisal Reconciliation	2
		Total Property Grade (C) Exceptions:	8
	B	Property - Appraisal	5
		Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	6
Total Property Exceptions:			32
Grand Total:			8,908

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Tigre AMC Diligence, LLC (16 Mortgage Loans)

Exception Type	Fitch & DBRS Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	2
		Total Compliance Grade (D) Exceptions:	2
	C	State Defect	1
		Total Compliance Grade (C) Exceptions:	1
	B	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	5
		TILA	4
		Missing Required Data	1
		Missing, Incorrect, or Incomplete Final TIL	5
		Total Compliance Grade (B) Exceptions:	15
		Total Compliance Exceptions:	18

COLLECTION COMMENT REVIEW SUMMARY (1,077 Mortgage Loans)

AMC reviewed a total of 1,077 mortgage loans. In total 158 mortgage loans (14.67% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Servicing Review Grade	Loan Count	% of Loans
1	784	72.79%
2	135	12.53%
3	158	14.67%
Total	1,077	100.00%

Exception Type	Exception Grade	Exception	Total
Comment	3	Collection Comments - Incomplete -	134
		Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	12
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	8
		Title Issue -	4
		Mortgagor Deceased - Not clear or no information on executor/heir	3
		Written Dispute - No indication servicer responded to outstanding dispute in writing	1
		Total Comment Grade (3) Exceptions:	162

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PAYMENT HISTORY REVIEW SUMMARY (335 Mortgage Loans)

Of the 335 mortgage loans subjected to the payment history review, 280 (83.58%) mortgage loans had complete pay history strings and 55 loans (16.42%) had incomplete pay history strings.. Of the 335 mortgage loans reviewed, all 335 (100%) were reviewed with a cut-off date of October 31, 2024, and all 335 mortgage loans were reviewed with a 24 month look back period. Of the mortgage loans reviewed, 152 (45.37%) mortgage loans did not show a delinquency within the look back period. The remaining 183 (54.63%) mortgage loans showed at least one delinquency within the look back period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	121	36.12%
Delinquency, No Missing Data	159	47.46%
No Delinquency, At Least One Month Missing	31	9.25%
Delinquency, At Least One Month Missing	24	7.16%
Total	335	100.00%

SitusAMC TITLE REVIEW SUMMARY (2,028 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 2,028 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 10 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 10 mortgage loan files, all but 4 of the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	Except with respect to 101 Association Liens across 51 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
●	Except with respect to 365 Municipal Liens across 124 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 26 Property Tax Lien across 14 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 165 Prior Liens across 97 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 165 Prior Liens across 97 mortgage loan files, 154 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, 3 Prior Liens were determined to be mitigated as the timeline for enforceability has passed, and 8 Prior Liens could not be mitigated as the mortgage file contained insufficient title evidence to mitigate the issues.
●	Except with respect to 109 Prior Mortgages across 100 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 109 Prior Mortgages across 100 mortgage loan files, 106 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, and 3 Prior Mortgages were determined to be mitigated as the timeline for enforceability has passed.
●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

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Seasoned MAS Title Results (159 Mortgage Loans)

As requested by the Client, a review of aged MAS title reporting was included in AMC’s scope of review on all 159 mortgage loans in the Securitization Population. As part of the due diligence services, the Client provided MAS with identifying data on 159 mortgage loans in the Final Securitization Population and a current owner’s title search and supporting materials were provided. The title material obtained indicated that there were no critical exceptions related to lien position on these 159 mortgage loans.

ADDITIONAL SUMMARY

Some % of Loans may not add to 100% due to rounding

Clarity AMC Diligence, LLC (2,253 Mortgage Loans) Includes 3 Lease and 1 Small Balance Commercial originated loans

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,853	82.25%	$368,054,034.17	76.88%
Adjustable	390	17.31%	$110,480,751.03	23.08%
Unknown	10	0.44%	$216,000.00	0.05%
Total	2,253	100.00%	$478,750,785.20	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	2,242	99.51%	$478,475,785.20	99.94%
2	2	0.09%	$275,000.00	0.06%
Unknown	9	0.40%	$0.00	0.00%
Total	2,253	100.00%	$478,750,785.20	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	419	18.60%	$84,072,801.28	17.56%
Cash Out: Home Improvement/Renovation	10	0.44%	$3,024,000.00	0.63%
Cash Out: Other/Multi-purpose/Unknown Purpose	446	19.80%	$97,908,850.58	20.45%
Limited Cash-Out	16	0.71%	$3,268,399.00	0.68%
First Time Home Purchase	440	19.53%	$88,914,408.90	18.57%
Other-than-first-time Home Purchase	373	16.56%	$90,432,454.67	18.89%
Rate/Term Refinance - Lender Initiated	4	0.18%	$1,438,498.00	0.30%
Rate/Term Refinance - Borrower Initiated	428	19.00%	$89,033,217.30	18.60%
Construction to Permanent	11	0.49%	$4,924,498.00	1.03%
Unavailable	106	4.70%	$15,733,657.47	3.29%
Total	2,253	100.00%	$478,750,785.20	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	13	0.58%	$1,521,699.57	0.32%
121-180 Months	98	4.35%	$17,564,615.85	3.67%
181-240 Months	105	4.66%	$11,473,617.82	2.40%
241-360 Months	1,977	87.75%	$432,499,002.53	90.34%
361+ Months	46	2.04%	$15,321,349.43	3.20%
Unknown	14	0.62%	$370,500.00	0.08%
Total	2,253	100.00%	$478,750,785.20	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,423	63.16%	$301,799,450.06	63.04%
Condo, Low Rise	109	4.84%	$21,099,148.71	4.41%
Condo, High Rise	17	0.75%	$4,771,360.00	1.00%
PUD	228	10.12%	$60,158,364.84	12.57%
Townhouse	6	0.27%	$1,144,720.00	0.24%
Single-wide Manufactured Housing	45	2.00%	$4,560,335.88	0.95%
1 Family Attached	44	1.95%	$7,658,056.57	1.60%
2 Family	77	3.42%	$23,780,101.23	4.97%
3 Family	10	0.44%	$4,907,636.94	1.03%
4 Family	5	0.22%	$2,338,850.00	0.49%
Unavailable	289	12.83%	$46,532,760.97	9.72%
Total	2,253	100.00%	$478,750,785.20	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	2,027	89.97%	$435,908,990.41	91.05%
Investment	91	4.04%	$23,159,954.70	4.84%
Second Home	39	1.73%	$8,325,896.00	1.74%
Unknown	96	4.26%	$11,355,944.09	2.37%
Total	2,253	100.00%	$478,750,785.20	100.00%

Tigre AMC Diligence, LLC (16 Mortgage Loans)

Amortization Type	Loan Count	% of Loans
Unknown	16	100.00%
Total	16	100.00%

Lien Position	Loan Count	% of Loans
Unknown	16	100.00%
Total	16	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out Refinance	9	56.25%
Refinance Rate/Term	3	18.75%
Purchase	4	25.00%
Total	16	100.00%

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Original Term	Loan Count	% of Loans
Unknown	16	100.00%
Total	16	100.00%

Property Type	Loan Count	% of Loans
Unavailable	16	100.00%
Total	16	100.00%

Occupancy	Loan Count	% of Loans
Primary	15	93.75%
Second Home	1	6.25%
Total	16	100.00%

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